UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

COHEN & STEERS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32236 (Commission File Number)	14-1904657 (IRS Employer Identification No.)

757 Third Avenue, New York, New York (Address of principal executive offices)		10017 (Zip Code)

Registrant's telephone number, including area code: (212) 832-3232

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

      On October 26, 2004, Cohen & Steers, Inc. (the “Company”) issued a press release reporting results for the third quarter of 2004. A copy of the press release issued by the Company is attached as Exhibit 99.1. All information in the press release is furnished, but not filed.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohen & Steers, Inc. (Registrant)

By: /s/ Victor Gomez
Date: October 26, 2004	Victor Gomez Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

99.1	Press release dated October 26, 2004 issued by the Company reporting results for the third quarter of 2004.